                                                                   EXHIBIT 10.24


                           PHOTOELECTRON CORPORATION

                        Medical Advisory Board Agreement


          This Medical Advisory Board Agreement is made as of the ____ day of _____________, 1996, by and among ________________________ (the "Advisor") and
Photoelectron Corporation, a Massachusetts corporation with a mailing address at 5 Forbes Road, Lexington, MA 02173 (the "Company").

                                   WITNESSETH

          WHEREAS, the Company has established a Medical Advisory Board (the "Advisory Board") to advise and consult with the Company's Board of Directors and senior management on issues concerning the Company, and the Company wishes to appoint the Advisor as a member and the Chairman of the Advisory Board, and the Advisor wishes so to serve, all on the terms and conditions herein set forth;

          NOW THEREFORE, in consideration of $1.00, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Advisory Board.  The Company hereby appoints the Advisor to the
               --------------
Advisory Board for a period of 1 year beginning August 1, 1996, and the Advisor hereby accepts such appointment, provided that: (i) such term shall automatically renew for successive one-year terms, unless either of the Company or the Advisor notifies the other prior to the expiration of the then-current term that the term shall not be so renewed upon such expiration; and (ii) in any case, the Company shall be entitled to remove the Advisor from the Advisory Board, and the Advisor shall be entitled to resign from the Advisory Board, in either case at any time and for any reason or no reason. In connection with and during the time of such appointment, the Advisor agrees (i) to meet with the Company's Board of Directors or senior management as called upon from time to time and to advise the person(s) calling such meeting on the research, development, operation, and commercialization of the Company's technologies or products, or on any other matters concerning the Company, and (ii) to attend regular meetings of the Advisory Board, as may be scheduled or called by the Company's Board of Directors or Chief Executive Officer.

          2.  Compensation.  In consideration of the services to be provided by
              ------------
the Advisor hereunder, the Company shall:

          (i) pay the Advisor $10,000 for each full year that the Advisor serves on the Advisory Board, with such amount to be pro-rated accordingly in the event that the Advisor serves on the Advisory Board for any partial year;

          (ii) pay the Advisor $1,000 for each meeting of the Advisory Board which the Advisor attends in person, and $500 for each telephone meeting of the Advisory Board in which the Advisor participates;

          (iii) reimburse the Advisor for all expenses previously authorized by the Company in performing services hereunder; and

          (iv) reimburse the Advisor for reasonable travel expenses incurred by the Advisor in connection with the Advisor's attendance at the meetings described in Section 1. The Company and the Advisor agree that in no event shall the Advisor be required to spend more than five (5) full days (exclusive of travel time) of aggregate time in fulfillment of the Advisor's duties hereunder, unless otherwise mutually agreed upon by the Company and the Advisor.

          3.  Confidentiality.
              ---------------

          (a) The Advisor agrees that he or she shall not at any time (whether during or after any period in which the Advisor serves on the Advisory Board) reveal to any person or entity any Confidential Information (as defined below) or Development (as defined in Section 4 hereof) and shall not use or attempt to use any Confidential Information or Development for his or her own benefit, or for the benefit of any third party or in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company. Without limiting the generality of the foregoing, the Advisor agrees not to publish any Confidential Information or any information derived therefrom or concerning any Development, without the prior written permission of the Company, and that upon request of the Company, the Advisor shall immediately deliver all notes, memoranda, drawings, specifications, programs, data or other materials in his or her possession constituting Confidential Information and all copies of any of the foregoing to the Company.

          (b) As used above, the term "Confidential Information" shall mean all information evidencing or relating to any of the following whether or not furnished or made available to the Advisor by the Company or developed or acquired in whole or in part by the Advisor alone or jointly with the Company or others on behalf of or for the Company, and whether or not published or unpublished, in writing or otherwise reduced to tangible form, confidential or protected or susceptible to protection by patent, trademark, copyright or any other form of legal protection and whether or not any attempt has been made to secure such protection: (1) all Developments; and (2) all Company client or customer lists, trade secrets, technical or scientific information and all information pertaining to the financial condition, business affairs, methods, technology, designs, products, processes, services, employees, developments or prospects of the Company;

          provided, however, that the foregoing definition shall not include any information which is (i) known to the general public or available to the general public, provided that such information became known or available to the general public other than through a breach of this Agreement, or (ii) ordered disclosed by a court of competent jurisdiction, pursuant to an order from which no further right of appeal exists or cannot be stayed pending any such appeal (provided such disclosure is strictly in accordance with such order, and provided further that the Company shall have been given prompt prior notice of such order and of any request therefor and a reasonable opportunity, at the Company's expense, to object to or appeal from, or to require the Advisor subject to such order or request to object to or appeal from, any such order or request and/or to obtain a protective order with respect thereto).

          4. Assignment of Inventions.
             ------------------------

          (a) If at any time or times while serving on the Advisory Board, the Advisor shall (either alone or with others) make, conceive of, discover, or reduce to practice any invention, discovery, or other intellectual property right that relates to the Company's business or is developed along with employees or consultants to the Company or on or using the Company's facilities or property (individually a "Development" and, collectively, "Developments"), each such Development and the benefits thereof shall immediately become the property of the Company. The Advisor hereby assigns any right, title and interest the Advisor may have or acquire in such Development and all benefits and/or rights, title and interest resulting therefrom to the Company.

          (b) In furtherance of the foregoing, the Advisor shall, at any time upon the request of the Company and at the Company's expense, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require (1) to apply for, obtain and vest in the name of the Company alone (or its nominee) letters patent, copyrights or other analogous protection with respect to any Development in any country throughout the world and when so obtained or vested to renew and restore the same, and (2) to defend any opposition proceeding in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection. The Advisor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his or her agent and attorney-in-fact, to act for and in his or her behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection with the same legal force and effect as if executed by the Advisor.

          5. Remedies Upon Breach.  It is acknowledged that any breach of this
             --------------------
Agreement by the Advisor could cause the Company irreparable damage and that in the event of such breach the Company shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of any obligations of the Advisor hereunder.

          6. General Provisions.  This Agreement shall terminate upon the
          ------------------
expiration of the Advisor's term of appointment to the Advisory Board as described in Section 1, or upon such earlier time as the Advisor is removed, or resigns, from the Advisory Board pursuant to said Section 1, but the Advisor's obligations under Section 3 and Section 4 of this Agreement shall survive any such termination or expiration. Each provision hereof shall be treated as a separate and independent provision, and the unenforceability of any one provision shall in no way impair the enforceability of any other provision hereof. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent permitted by applicable law. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any subsequent breach hereof. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to conflicts of law principles. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. Neither this Agreement nor the respective obligations hereunder may be assigned by the Advisor to any other person or entity. This Agreement supersedes and replaces any other agreement between the Advisor and the Company related to the same subject matter. This Agreement may be executed in any number of counterpart copies, each of which shall be an original and legally binding upon all parties.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the date first set forth above.


                              Advisor:

                              _____________________________
                              Name: _______________________

                              PHOTOELECTRON CORPORATION

                              _____________________________
                              By:
                              Its:



GS1-77985-1

                           PHOTOELECTRON CORPORATION

                        Medical Advisory Board Agreement


          This Medical Advisory Board Agreement is made as of the ____ day of _____________, 1996, by and among ________________________ (the "Advisor") and
Photoelectron Corporation, a Massachusetts corporation with a mailing address at 5 Forbes Road, Lexington, MA 02173 (the "Company").

                                   WITNESSETH

          WHEREAS, the Company has established a Medical Advisory Board (the "Advisory Board") to advise and consult with the Company's Board of Directors and senior management on issues concerning the Company, and the Company wishes to appoint the Advisor to the Advisory Board, and the Advisor wishes so to serve, all on the terms and conditions herein set forth;

          NOW THEREFORE, in consideration of $1.00, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Advisory Board.  The Company hereby appoints the Advisor to the
               --------------
Advisory Board for a period of 1 year beginning August 1, 1996, and the Advisor hereby accepts such appointment, provided that: (i) such term shall automatically renew for successive one-year terms, unless either of the Company or the Advisor notifies the other prior to the expiration of the then-current term that the term shall not be so renewed upon such expiration; and (ii) in any case, the Company shall be entitled to remove the Advisor from the Advisory Board, and the Advisor shall be entitled to resign from the Advisory Board, in either case at any time and for any reason or no reason. In connection with and during the time of such appointment, the Advisor agrees (i) to meet with the Company's Board of Directors or senior management as called upon from time to time and to advise the person(s) calling such meeting on the research, development, operation, and commercialization of the Company's technologies or products, or on any other matters concerning the Company, and (ii) to attend regular meetings of the Advisory Board, as may be scheduled or called by the Company's Board of Directors or Chief Executive Officer.

          2.   Compensation. In consideration of the services to be provided by
               ------------
the Advisor hereunder, the Company shall:

          (i) grant the Advisor options to purchase 2,000 shares of the Company's Common Stock for each full year that the Advisor serves on the Advisory Board hereunder, with such stock options to be issued pursuant to the Company's 1996 Equity Incentive Plan (or under such other Company stock option plan as may be utilized for issuances of stock options to the Company's Directors and senior management) and the form of stock option agreement used thereunder. The exercise price per share for the options issued with respect to the Advisor's first year of service on the Advisory Board shall be equal to the initial public offering price established for the Company's Common Stock in the anticipated initial public offering of the Company's Common Stock (or, if such initial public offering does not occur by December 31, 1996, then $6.00 per share), and the exercise price per share for the options issued with respect to any subsequent year of service on the Advisory Board shall be the fair market value of such share (as determined by the Company's Board of Directors) on the first day of such year of service. The foregoing shall be subject in all respects to the execution by the Advisor and the Company of a definitive stock option agreement, and the foregoing shall not itself constitute the grant of stock options. In no event shall the Company be obligated to issue any stock options to the Advisor from and after the time that the Advisor is no longer serving on the Advisory Board, whether because of resignation or removal from the Advisory Board, expiration of the Advisor's term or otherwise. The number of options to be granted to the Advisor as described in this subsection 2(i) shall be adjusted to take into account any stock splits or other similar recapitalization events occurring after the date hereof.

          (ii) pay the Advisor $1,000 for each meeting of the Advisory Board which the Advisor attends in person, and $500 for each telephone meeting of the Advisory Board in which the Advisor participates.

          (iii) reimburse the Advisor for all expenses previously authorized by the Company in performing services hereunder.

          (iv) reimburse the Advisor for reasonable travel expenses incurred by the Advisor in connection with the Advisor's attendance at the meetings described in Section 1. The Company and the Advisor agree that in no event shall the Advisor be required to spend more than five (5) full days (exclusive of travel time) of aggregate time in fulfillment of the Advisor's duties hereunder, unless otherwise mutually agreed upon by the Company and the Advisor.

          3.  Confidentiality.
              ---------------

          (a) The Advisor agrees that he or she shall not at any time (whether during or after any period in which the Advisor serves on the Advisory Board) reveal to any person or entity any Confidential Information (as defined below) or Development (as defined in Section 4 hereof) and shall not use or attempt to use any Confidential Information or Development for his or her own benefit, or for the benefit of any third party or in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company. Without limiting the generality of the foregoing, the Advisor agrees not to publish any Confidential Information or any information derived therefrom or concerning any Development, without the prior written permission of the Company, and that upon request of the Company, the Advisor shall immediately deliver all notes, memoranda, drawings, specifications, programs, data or other materials in his or her possession constituting Confidential Information and all copies of any of the foregoing to the Company.

          (b) As used above, the term "Confidential Information" shall mean all information evidencing or relating to any of the following whether or not furnished or made available to the Advisor by the Company or developed or acquired in whole or in part by the Advisor alone or jointly with the Company or others on behalf of or for the Company, and whether or not published or unpublished, in writing or otherwise reduced to tangible form, confidential or protected or susceptible to protection by patent, trademark, copyright or any other form of legal protection and whether or not any attempt has been made to secure such protection: (1) all Developments; and (2) all Company client or customer lists, trade secrets, technical or scientific information and all information pertaining to the financial condition, business affairs, methods, technology, designs, products, processes, services, employees, developments or prospects of the Company;

          provided, however, that the foregoing definition shall not include any information which is (i) known to the general public or available to the general public, provided that such information became known or available to the general public other than through a breach of this Agreement, or (ii) ordered disclosed by a court of competent jurisdiction, pursuant to an order from which no further right of appeal exists or cannot be stayed pending any such appeal (provided such disclosure is strictly in accordance with such order, and provided further that the Company shall have been given prompt prior notice of such order and of any request therefor and a reasonable opportunity, at the Company's expense, to object to or appeal from, or to require the Advisor subject to such order or request to object to or appeal from, any such order or request and/or to obtain a protective order with respect thereto).

          4. Assignment of Inventions.
             ------------------------

          (a) If at any time or times while serving on the Advisory Board, the Advisor shall (either alone or with others) make, conceive of, discover, or reduce to practice any invention, discovery, or other intellectual property right that relates to the Company's business or is developed along with employees or consultants to the Company or on or using the Company's facilities or property (individually a "Development" and, collectively, "Developments"), each such Development and the benefits thereof shall immediately become the property of the Company. The Advisor hereby assigns any right, title and interest the Advisor may have or acquire in such Development and all benefits and/or rights, title and interest resulting therefrom to the Company.

          (b) In furtherance of the foregoing, the Advisor shall, at any time upon the request of the Company and at the Company's expense, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require (1) to apply for, obtain and vest in the name of the Company alone (or its nominee) letters patent, copyrights or other analogous protection with respect to any Development in any country throughout the world and when so obtained or vested to renew and restore the same, and (2) to defend any opposition proceeding in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection. The Advisor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his or her agent and attorney-in-fact, to act for and in his or her behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection with the same legal force and effect as if executed by the Advisor.

          5. Remedies Upon Breach.  It is acknowledged that any breach of this
             --------------------
Agreement by the Advisor could cause the Company irreparable damage and that in the event of such breach the Company shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of any obligations of the Advisor hereunder.

          6. General Provisions.  This Agreement shall terminate upon the
             ------------------
expiration of the Advisor's term of appointment to the Advisory Board as described in Section 1, or upon such earlier time as the Advisor is removed, or resigns, from the Advisory Board pursuant to said Section 1, but the Advisor's obligations under Section 3 and Section 4 of this Agreement shall survive any such termination or expiration. Each provision hereof shall be treated as a separate and independent provision, and the unenforceability of any one provision shall in no way impair the enforceability of any other provision hereof. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent permitted by applicable law. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any subsequent breach hereof. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to conflicts of law principles. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. Neither this Agreement nor the respective obligations hereunder may be assigned by the Advisor to any other person or entity. This Agreement supersedes and replaces any other agreement between the Advisor and the Company related to the same subject matter. This Agreement may be executed in any number of counterpart copies, each of which shall be an original and legally binding upon all parties.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the date first set forth above.


                              Advisor:

                              -----------------------------
                              Name: -----------------------

                              PHOTOELECTRON CORPORATION

                              -----------------------------
                              By:
                              Its: